Exhibit 99.1

NUBURU Announces Subsequent Private Placement to Increase the June 2023 Capital Raise to $9.2 Million from Existing and New Investors

Investors are subject to a one-year lock up.

CENTENNIAL, Colo.—June 29, 2023—NUBURU, Inc. (“NUBURU” or the “Company”) (NYSE American: BURU), a leading innovator in high-power and high-brightness industrial blue laser technology today announced that, subsequent to the Purchase Agreement previously announced on June 12, 2023 which raised approximately $8.0 million, on June 16, 2023, the Company entered into an additional Note and Warrant Purchase Agreement (as amended, the “Purchase Agreement”) with certain investors including existing investors, for the sale of (i) convertible promissory notes (“Convertible Notes”) in the aggregate principal amount of $1.3 million, and (ii) warrants (“Warrants”) to purchase up to 1,889,535 shares of the Company’s common stock (“Common Stock”), par value $0.0001 per share (the sale of the Convertible Notes and the Warrants together, the “Private Placement”). The total amount of the cash infusion raised from these two Purchase Agreements, prior to deducting transaction and issuance costs, is approximately $9.2 million. The shares underlying the Convertible Notes and the Warrants are subject to a one-year lock up and are expected to be registered for resale on a registration statement on Form S-3 after February 6, 2024.

“Our ability to attract both existing and new investors to complete a second funding transaction this month provides further indication that our next-generation technology and market opportunity are resonating with the financial community,” said Dr. Mark Zediker, CEO and Co-Founder of the Company. “This additional capital will help us continue our commercialization and execute our product development roadmap and deliver dramatically improved manufacturing capabilities to our customers in our primary markets: welding, metal additive 3D printing and consumer electronics.”

The Convertible Notes are senior, unsecured obligations of the Company and bear interest at the rate of seven percent per year and are payable on the earlier of June 23, 2026, or the occurrence of an Event of Default, as defined in the Convertible Notes. The Convertible Notes may be converted at any time following June 23, 2023, prior to the payment in full of the principal amount of the Convertible Notes at the Investor’s option. In the event of the Sale of the Company (as defined in the Convertible Notes), the outstanding principal amount of each Convertible Note, plus all accrued and unpaid interest not otherwise converted into equity securities pursuant to the terms of the Convertible Notes, shall (i) if the Investor so elects, be converted into equity securities pursuant to the terms of the Convertible Notes (the “Conversion Shares”) at a price equal to $0.688 (subject to appropriate adjustment from time to time for any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event) (the “Conversion Price”), or (ii) be due and payable immediately prior to the closing of such Sale of the Company, together with a premium equal to 150% of the principal amount to be prepaid. Subsequent to the effectiveness of a registration statement registering the Registrable Securities (as defined below), the Company may elect to pay interest in kind through the issuance of shares of Common Stock at the Conversion Price, in lieu of payments in cash (the “Interest Shares”).

The Warrants issued by the Company to the Investors pursuant to the Purchase Agreement entitle the relevant Investor to purchase that number of fully paid and nonassessable shares of Common Stock (the “Warrant Shares”) determined by dividing the principal amount of each Convertible Note by the Conversion Price. The Warrants have an exercise price equal to $1.03, which represents a 50% premium over the exercise price, and expire on June 23, 2028.

According to the NYSE American LLC Company Guide, consummating the transactions pursuant to the Purchase Agreement would ordinarily require the approval of the Company’s stockholders. However, the Company has sought and received from NYSE American LLC an exception from obtaining such stockholder approval pursuant to Section 710(b) of the Company Guide. A special committee of the Company’s Board of Directors, comprised solely of independent, disinterested directors, has expressly approved the Company’s reliance on this exception, and the transaction was also unanimously approved by the Company’s Board of Directors.

Northland Capital Markets acted as financial advisor to the Company.

This press release shall not constitute an offer to sell or a solicitation of an offer to buy Convertible Notes or Warrants, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About NUBURU

Founded in 2015, NUBURU, INC. (NYSE American: BURU) is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce faster, higher quality welds and parts than current lasers can provide in laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce minimal to defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing. For more information, please visit www.nuburu.net.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the anticipated use of proceeds from the private placement and relating to the conversion of the Convertible Notes and the exercise of the Warrants. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by NUBURU and its management, are inherently uncertain and many factors may cause the company’s actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital to operate as anticipated, whether from Lincoln Park Capital Fund, LLC or other sources; (4) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that NUBURU may be adversely affected by other economic, business and/or competitive factors; (7) volatility in the financial system and markets caused by geopolitical and economic factors; (8) failing to realize benefits from partnerships; (9) the inability to deploy the capital raised efficiently; and (10) other risks and uncertainties set forth in the sections entitled

“Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s most recent periodic report on Form 10-K or Form 10-Q and other documents filed with the Securities and Exchange Commission from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable law.

NUBURU - Investor Relations and Media Contact
ir@nuburu.net